                             SUBSCRIPTION AGREEMENT

         SUBSCRIPTION AGREEMENT, dated as of _______________, 2005 (this
"Agreement"), between John C. Kennedy (the "Director Investor") and
Cooper-Standard Holdings Inc., a Delaware corporation (the "Company").

         WHEREAS, on the terms and subject to the conditions set forth below, the Director Investor desires to subscribe for and acquire from the Company, and the Company desires to issue and sell to the Director Investor, the number of shares of common stock, par value $0.01 per share (the "Common Stock"), of the
Company set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

         "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. The term "control" means, with respect to any Person, the power to direct or cause the direction of the management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agreement" has the meaning set forth in the preamble hereto.

         "Assumption Agreement" means the Assumption Agreement, substantially in the form of Exhibit A hereto

         "Business Day" means any day other than a Saturday, Sunday or day on which commercial banks in New York, New York are authorized or required by law to remain closed.

         "Closing" has the meaning set forth in Section 3 below.

         "Closing Date" has the meaning set forth in Section 3 below.

         "Common Stock" has the meaning set forth in the preamble hereto.

         "Company" has the meaning set forth in the preamble hereto.

         "Director Investor" has the meaning assigned to such term in the preamble hereto.

         "Governmental Body" means any government or governmental or regulatory body thereof, or political subdivision thereof, of any country or subdivision thereof, whether international, supranational, national, federal, state or local, or any agency or

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     instrumentality thereof, or any court or regulatory (including a stock exchange or other self-regulatory body) authority or agency.

         "Person" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivisions thereof or any group comprised of two or more of the foregoing.

         "Purchase Price" has the meaning set forth in Section 2 below.

         "Registration Rights Agreement" means the Registration Rights
    Agreement, dated as of December 23, 2004, by and among the Company and each of the stockholders of the Company whose name appears on the signature pages listed therein.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Stockholders Agreement" means the Stockholders Agreement, dated as of
    December 23, 2004, by and among the Company and each of the stockholders of the Company whose name appears on the signature pages listed therein.

         2. Subscription for and Purchase of the Common Stock. Pursuant to the
terms and subject to the conditions set forth in this Agreement, the Director
Investor hereby subscribes for and agrees to purchase, and the Company hereby agrees to issue and sell to the Director Investor, on or within 90 days following the date hereof, up to 2,500 shares of Common Stock (the "Shares") at a purchase price per share equal to $100 per share (the "Purchase Price"). For purposes of this Agreement, the purchase price per share shall be subject to adjustment for any stock dividends, combinations, splits or the like subsequent to the date hereof and prior to the Closing.

         3. The Closing. The closing (the "Closing") of the issuance and sale of the Shares shall take place on a mutually agreed upon date (the "Closing Date ")
on or within 90 days following the date hereof. The Closing shall occur at the main offices of the Company, unless an alternative location is mutually agreed upon. At the Closing, the following shall occur:

         (a) the Director Investor shall deliver to the Company the Purchase
    Price payable by delivery to the Company of such amount by wire transfer of immediately available funds or a certified check payable to the Company as consideration for the Shares to be issued hereunder; and

         (b) the Company shall duly issue the Shares to be received by the
    Director Investor pursuant to Section 2, and shall deliver to the Director
    Investor stock certificates representing the Shares purchased by the
    Director Investor.

         4. Stockholders Agreement and Registration Rights Agreement. On the
Closing Date, the Director Investor shall execute and deliver the Assumption
Agreement. The Shares will be issued subject to the rights and restrictions set forth in the Assumption Agreement and the Stockholders Agreement and the
Registration Rights Agreement, as set forth therein.

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         5. Representations and Warranties of the Company. The Company
represents and warrants to the Director Investor as follows:

         (a) (i) the Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and (ii) this Agreement has been duly authorized, executed and delivered by the Company and is valid, binding and enforceable against the Company in accordance with its terms;

         (b) the Shares to be issued to the Director Investor pursuant to this
    Agreement, when issued and delivered in accordance with the terms hereof, will be duly and validly issued and, upon receipt by the Company of the
    Purchase Price therefor, will be fully paid and nonassessable with no personal liability attached to the ownership thereof and will not be subject to any preemptive rights and restrictions on transfer other than under applicable securities laws, the terms of this Agreement or the Stockholders
    Agreement;

         (c) the execution, delivery and performance by the Company of this
    Agreement will not (i) conflict with the certificate of incorporation or by-laws of the Company, (ii) result in any material breach of any terms or provisions of, or constitute a material default under, any material contract, agreement or instrument to which the Company is a party or by which the Company is bound, (iii) violate any United States federal or state law, rule or regulation applicable to the Company or (iv) require any consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification or report to, any Governmental Body; and

         (d) the transactions contemplated by this Agreement do not violate any
    "blue sky" or other securities law of any jurisdiction or require the
    Company to file a registration statement with the SEC or apply to qualify any securities under the "blue sky" or other securities law of any jurisdiction.

         6. Representations and Warranties of the Director Investor. The
Director Investor represents and warrants to the Company as follows:

         (a) (i)(x) the Director Investor is over 21 years of age, (y) the address set forth in Section 9(a)(2) hereof is the true and correct address and residence of the Director Investor, and (z) the Director Investor has no
    current intention of becoming a resident of any other state or jurisdiction in the foreseeable future and (ii) this Agreement has been, duly authorized, executed and delivered by the Director Investor and is valid, binding and enforceable against the Director Investor in accordance with its terms;

         (b) the execution, delivery and performance by the Director Investor of this Agreement will not (i) result in any material breach of any terms or provisions of, or constitute a material default under, any material contract, agreement or instrument to which the Director Investor is a party or by which the Director Investor is bound, (ii) violate any United States federal or state law, rule or regulation applicable to the Director Investor or (iii) except as set forth on Schedule 6(b), require any consent,

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    waiver, approval, order, permit or authorization of, or declaration or filing with, or notification or report to, any Governmental Body;

         (c) the Director Investor is acquiring the Shares for investment solely for investment for its own account and not with a view to, or for sale in connection with, the distribution or other disposition thereof;

         (d) the Director Investor has been advised by the Company that:

              (i)   the offer and sale of the Shares have not been registered
                    under the Securities Act;

              (ii)  there is no established market for the Shares and it is not anticipated that there will be any public market for the
                    Shares in the foreseeable future;

              (iii) Rule 144 promulgated under the Securities Act is not presently available with respect to the sale of any
                    securities of the Company;

              (iv)  when and if shares of the Shares may be disposed of without registration under the Securities Act in reliance on Rule
                    144, such disposition can be made only in limited amounts in accordance with the terms and conditions of Rule 144;

              (v)   if the Rule 144 exemption is not available, the offer or
                    sale of the Shares without registration will require
                    compliance with some other exemption under the Securities
                    Act;

              (vi)  a restrictive legend in the form heretofore set forth in the
                    Stockholders Agreement shall be placed on the certificates representing the Shares; and

              (vii) a notation shall be made in the appropriate records of the
                    Company indicating that the Shares are subject to
                    restrictions on transfer and, if the Company should at some time in the future engage the services of a securities
                    transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Shares.

         (e) (i) the Director Investor's financial situation is such that it can afford to bear the economic risk of holding the Shares for an indefinite period of time, has adequate means for providing for its current needs and personal contingencies, and can afford to suffer a complete loss of its investment in the Shares; (ii) the Director Investor's knowledge and experience in financial and business matters are such that it is capable of evaluating the merits and risks of the investment in the Shares; (iii) the
    Director Investor understands that the Shares are a speculative investment which involves a high degree of risk of loss of its investment therein, there are substantial restrictions on the transferability of the Shares, and, on the Closing Date and for an indefinite period

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    following the Closing, there will be no public market for the Shares and, accordingly, it may not be possible for the Director Investor to liquidate its investment in case of emergency or otherwise; (iv) the Director
    Investor understands and has taken cognizance of all the risk factors related to the purchase of the Shares, and, other than as set forth in this
    Agreement, no representations or warranties have been made to the Director
    Investor or its representatives concerning the Shares or the Company or their prospects or other matters; (v) the Director Investor has been given the opportunity to examine all documents and to ask questions of, and to receive answers from, the Company and its representatives concerning the
    Company and its subsidiaries and the terms and conditions of the purchase of the Shares and to obtain all additional information which the Director
    Investor or its representatives deems necessary; (vi) in making its decision to purchase the Shares hereby subscribed for, the Director
    Investor has relied upon independent investigations made by it and, to the extent believed by it to be appropriate, its representatives, including its own professional, financial, tax and other advisors; and (vii) the Director
    Investor is an "accredited investor" within the meaning of Rule 501 of
    Regulation D under the Securities Act.

         (f) The Director Investor has an understanding of the Company and its business. The Director Investor has been given the opportunity to obtain any additional information or documents (and to ask questions and receive answers about such information and documents) about the Company and its business which the Director Investor deems necessary to evaluate the merits and risks related to its investment in the shares of Common Stock.

         7. Covenants of the Company and the Director Investor.

         (a) Further Assurances. Each of the parties shall, and shall cause their respective Affiliates under their control to, execute such instruments and take such action as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

         8. Condition Precedent to Closing. The obligations of the Company and the Director Investor to consummate the Closing are subject to the satisfaction or written waiver by both the Company and the Director Investor on or prior to the Closing Date of the following condition:

         (i) no laws shall have been adopted or promulgated, and no temporary restraining order, preliminary or permanent injunction or other order issued by a court or other Governmental Body of competent jurisdiction shall be in effect, having the effect of making the purchase of the Shares by the Director Investor and the other transactions contemplated hereby illegal or otherwise prohibiting consummation thereof.

         9. Miscellaneous.

         (a) Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given: (a)
    upon personal

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     delivery to the party to be notified; (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next Business Day, provided that a copy of such notice is also sent via nationally recognized overnight courier, specifying next day delivery, with written verification of receipt; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid;
     or (d) one (1) Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to such party's address as set forth below or at such other address as the party shall have furnished to each other party in writing in accordance with this provision:

         (1) If to the Company:
         Cooper-Standard Holdings Inc.

         c/o   Cooper-Standard Automotive Inc.
         39550 Orchard Hill Place Drive
         Novi, MI 48375
         Attn: General Counsel
         Telecopy: (248) 596-6535

         with a copy to:

         Simpson Thacher & Bartlett LLP
         425 Lexington Avenue
         New York, New York 10017
         Attn: William E. Curbow
         Telecopy: (212) 455-2502

         (2) If to the Director Investor:

         John C. Kennedy
         4610 Bradford
         Grand Rapids, MI  49525
         Telecopy: (616) 698-6876

         Any party may, by notice given in accordance with this Section 9(a), designate another address or person for receipt of notices hereunder.

         (b) Amendment and Waiver.

         (i)   No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not

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               exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise.

         (ii)  Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective against a party to this Agreement only if it is made or given in writing and signed by such party.

         (c) Specific Performance. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

         (d) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (e) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this
    Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

         (f) Entire Agreement. Except as otherwise expressly set forth herein, this Agreement together with the Stockholders Agreement and the Registration
    Rights Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.

         (g) Expenses. Each of the parties hereto shall bear its own expenses
    (including fees and disbursements of counsel, accountants and other experts)
    incurred by it in connection with the preparation, negotiation, execution, delivery and performance hereof, each of the other documents and instruments executed in connection herewith or contemplated hereby and the consummation of the transactions contemplated hereby and thereby.

         (h) GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL. THIS AGREEMENT
    SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
    NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN
    SUCH STATE. Any claim arising out of or relating to this

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    Agreement may be instituted in Federal or State court in the State of New
    York (unless personal or subject matter jurisdiction cannot be obtained therein), and each party agrees not to assert, by way of motion, as a defense or otherwise, in any such claim, that it is not subject personally to the jurisdiction of such court, that the claim is brought in an inconvenient forum, that the venue of the claim is improper or that this
    Agreement or the subject matter hereof may not be enforced in or by such court. Each party further irrevocably submits to the jurisdiction of such courts in any such claim. Any and all service of process and any other notice in any such claim shall be effective against any party if given personally or by registered or certified mail, return receipt requested, or by any other means of mail that requires a signed receipt, postage prepaid, mailed to such party as herein provided. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise against any other party in any other jurisdiction.

         (i) No Recourse. Notwithstanding anything else that may be expressed or implied in this Agreement, the Director Investor hereby covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement or any of the transactions contemplated hereby shall be had against any current or future director, officer, employee, general or limited partner, member or Affiliate
    (including The Cypress Group L.L.C. and GS Capital Partners 2000, L.P.) of
    the Company or of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of the Company or any current or future stockholder of the
    Company or any current or future director, officer, employee, general or limited partner, member or Affiliate (including The Cypress Group L.L.C. and
    GS Capital Partners 2000, L.P.) of any of the foregoing, as such, for any obligation of the Company under this Agreement or any documents or instruments delivered in connection with this Agreement or any of the transactions contemplated hereby or for any claim based on, in respect of or by reason of such obligations of the Company or their creation.

         (j) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns, including Permitted Transferees (as defined in the
    Stockholders Agreement) of the Director Investor. Unless otherwise specifically provided for herein, this Agreement is not assignable.

         (k) Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature(s).

                  [Remainder of page left intentionally blank]

         IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.

                                                 COOPER-STANDARD HOLDINGS INC.

                                                 By:
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                                 -------------------------------
                                                 John C. Kennedy

                                                                       Exhibit A
                                                                       ---------

                              ASSUMPTION AGREEMENT
                              --------------------

         Pursuant to the Stockholders Agreement, dated as of December 23, 2004
(the "Stockholders Agreement"), by and among Cooper-Standard Holdings Inc.
(f/k/a CSA Acquisition Corp.), a Delaware corporation (the "Company"), and each of the stockholders of the Company whose name appears on the signature pages listed therein (each, a "Stockholder" and collectively, the "Stockholders"), and the Registration Rights Agreement, dated as of December 23, 2004, by and among the Company and the Stockholders, the undersigned hereby agrees that, having been issued Common Stock and granted stock options to purchase shares of Common
Stock, the undersigned hereby agrees to be a party to the Stockholders Agreement and the Registration Rights Agreement and agrees to be bound by the provisions thereof (including with respect to shares of Common Stock issued or options granted following the date hereof), in all cases having the status a Stockholder who is a Director Stockholder . Such agreement shall become effective with respect to any shares of Common Stock hereafter acquired by the undersigned by exercise of options or otherwise. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Stockholders Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this Assumption
Agreement as of __________ __, 2005.

                                              JOHN C. KENNEDY

                                              ----------------------------------

                                              Address:
                                                       -------------------------

                                                       -------------------------

                                                       -------------------------

                                                       -------------------------

                                              Telecopy: (___) ___-____

Acknowledged by:

COOPER-STANDARD HOLDINGS INC.

By: ___________________________
    Name:
    Title: